EXHIBIT 99.2 (a) The audited financial statements of Shaanxi Prosperous Agriculture Co. Ltd. and Xi’an Zoyo Management and Consulting Co., Ltd. for the years ended December 31, 2012 and 2011

SHAANXI PROSPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2012 AND 2011

INDEX

Report of Independent Registered Public Accounting Firm                                                                        F-1

Combined Balance Sheet                                                                                                                                  F-2

Combined Statement of Operations and Comprehensive Loss                                                                  F-3

Combined Statements of Shareholders’ Deficit                                                                                           F-4

Combined Statements of Cash Flow                                                                                                              F-5

Notes to Combined Financial Statements                                                                                           F-6 – F-15

ALBERT WONG & CO., LLP

CERTIFIED PUBILC ACCOUNTANTS
139 Fulton Street, Suite 818B,
New York, NY 10038-2532
Tel : 212-226-9088
Fax: 212-437- 2193

To:	The board of directors and stockholders of
Shaanxi Prosperous Agriculture Co., Ltd. and Xi’an Zoyo Management and Consulting Co., Ltd.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying combined balance sheet of Shaanxi Prosperous Agriculture Co., Ltd. and Xi’an Zoyo Management and Consulting Co., Ltd. as of December 31, 2012 and 2011 and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We were not appointed as auditors of the Company until after December 31, 2012 and thus did not observe the counting of physical inventories at the beginning and end of the year. We were unable to satisfy ourselves by alternative means concerning the inventory quantities held at December 31, 2011 and 2012 which are stated in the balance sheet at $419,318 and $81,572, respectively.

We were not engaged to examine management’s assertion about the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012 and 2011.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the inventory quantities, the combined financial statements referred to in the first paragraph above present fairly, in all material respects, the combined financial position of Shaanxi Prosperous Agriculture Co., Ltd. and Xi’an Zoyo Management and Consulting Co., Ltd. as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13 to the combined financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit and net capital deficiency. These factors raise substantial doubt about the Company's ability to continue as a going concern. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Albert Wong & Co., LLP. Certified Public Accountants New York, New York
June 30, 2013
F-1
SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.
COMBINED BALANCE SHEETS
AS AT DECEMBER 31, 2012 AND 2011
(Stated in US Dollars)

	Notes	2012	2011
ASSETS
Current assets
Cash and cash equivalents	2(e)	$91,212	$42,881
Accounts receivable, net		48,143	53,209
Amount due from related parties	3	478,342	695,589
Advanced to employees	4	19,580	10,262
Other receivables and deposit		13,367	12,689
Inventory	5	81,572	419,318
Total current assets		$732,216	$1,233,948

Plant and equipment, net	6	35,171	112,854
Intangible assets, net	7	5,405	5,764

TOTAL ASSETS		$772,792	$1,352,566

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable		$170,468	$136,907
Customers deposits		79,192	627,809
Amount due to a related party	8	769,707	574,595
Other payable	9	1,398,444	1,387,172
Amount due to employees		18,607	12,593
Business and other taxes payable		1,983	935
Total current liabilities		$2,438,401	$2,740,011
TOTAL LIABILITIES		$2,438,401	$2,740,011

COMMITMENTS	12

STOCKHOLDERS’ EQUITY
Registered Capital (RMB 3,000,000)	11	$455,111	$455,111
Non-controlled interest		43,173	64,105
Accumulated deficit		(2,106,589)	(1,861,241)
Accumulated other comprehensive income	2(s)	(57,304)	(45,420)

		$(1,665,609)	$(1,387,445)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$772,792	$1,352,566

See accompanying notes to combined financial statements

F-2

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED STATEMENTS OF OPERATION AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(Stated in US Dollars)

	Notes	2012	2011

Net revenues	2(l)	$777,164	$400,566
Cost of net revenues		(583,272)	(158,029)

Gross profit		$193,892	$242,537
Selling, general and administrative expenses		(460,762)	(585,363)

Loss from operations		$(266,870)	$(342,826)

Interest income		78	65

Interest expense		0	(27,883)

Other income		0	835
		$(266,792)	$(369,809)

Unusual items

Foreign exchange reserve		(11,372)	(42,757)

Loss before income taxes and minority interests		$(278,164)	$(412,566)
Income taxes	10	0	0

Net loss before minority interests		$(278,1634)	$(412,566)
Non-control interest		20,932	13,441

Net loss		$(257,232)	$(399,125)

Net loss per share:
-Basic and diluted		$(0.08)	$(0.13)

Weighted average registered capital
-Basic and diluted		3,000,000	3,000,000

See accompanying notes to combined financial statements

F-3

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED STATEMENTS OF STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(Stated in US Dollars)

			Additional	Accumulated
			paid	Other
	Registered	Registered	In	comprehensive	Accumulated	Non-control
	capital	Capital (USD)	capital	Income/(loss)	deficit	interest	Total

Balance, January 1, 2011	3,000,000	$455,111	$0	$	$(1,507,536)	$77,546	$(974,879)

Net (loss)/profit					(353,705)	(16,104)	(369,809)

Foreign currency translation Adjustment				(45,420)		2,663	(42,757)

Balance, December 31, 2011	3,000,000	$455,111	$0	$(45,420)	$(1,861,241)	$64,105	$(1,387,445)

Net (loss)/profit					(245,348)	(21,444)	(266,792)

Foreign currency translation adjustment				(11,884)		512	(11,372)

Balance, December 31, 2012	3,000,000	$455,111	$0	$(57,304)	$(2,106,589)	$43,173	$(1,665,609)

See accompanying notes to combined financial statements

F-4

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2012 AND 2011

(Stated in US Dollars)

	Note	2012	2011

Cash flows from operating activities
Net loss		$(266,792)	$(369,809)
Provision for impairment on intangible assets
Amortization of intangible assets	7	913	851
Bad debts		8,813	4,618
Depreciation	6	78,571	117,712

Adjustments to reconcile net loss to net cash provided by operating activities:
Accounts receivable		5,497	(30,982)
Advanced to employees		(9,231)	3,345
Other receivables & deposit		(9,388)	118,668
Inventory		341,029	(82,669)
Tax refund receivable		0	2,636
Accounts payable		32,436	0
Customers deposits		(553,516)	(145,074)
Other payables		0	13,751
Amount due to employees		5,909	(1,287)
Business and other taxes payable		1,041	920

Net cash (used in)/provided by operating activities		$(364,718)	$(367,320)

Cash flows from investing activities
Acquisition of plant and equipment		$0	$0
Acquisition of intangible assets		(508)	0

Net cash (used in)/provided by investing activities		$(508)	$0

Cash flows from financing activities
Advance from related parties		$222,818	$69,053
Advance to a related party		190,373	309,818
Bank loans
Net cash (used in)/provided by financing activities		$413,191	$378,871

Net (decrease) increase in cash and cash equivalents		$47,965	$11,551

Effect of foreign currency translation on cash and cash equivalents		366	1,319

Cash and cash equivalents- beginning of year		42,881	30,011

Cash and cash equivalents- end of year		$91,212	$42,881

Supplementary cash flow information:

Interest received		$78	$65

Interest expenses		$0	$27,883

See accompanying notes to combined financial statements

F-5

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Shaanxi Prosperous Agriculture Co., Ltd. (the “Company”) was registered in the Province of Shaanxi, China on June 2, 2007. The Company is undertaking chemical fertilizer wholesale business and agricultural products.

On June 20, 2013, the Company acquired 80% interest in Xi’an Zoyo Management Consulting Co. Ltd., (XZMC) a company registered in Shaanxi, China. XZMC provides enterprise consulting, marketing, distribution planning, corporate image building and computer graphic design and advertising design for small agricultural business.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

Shaanxi Prosperous Agriculture Co., Ltd. & Xi’an Zoyo Management Consulting Co. Ltd. (XZMC) maintain their general ledger and journals with the accrual method accounting for financial reporting purposes. The combined financial statements and notes are representations of management. Accounting policies adopted by the Companies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of combined financial statements, which are compiled on the accrual basis of accounting.

(b)	Basis of Presentation

On September 21, 2009, Shaanxi Prosperous Agriculture Co., Ltd. signed an Investment Cooperation Agreement with IMOT Information Technology (Shenzhen) Limited, a 100% subsidiary of Uni Core Holdings Corporation (‘UCHC’), a listed company in U.S.A. On June 30, 2013, the UCHC had completed the acquisition of the Company’s 51% ownership after performing audit. As a result, SPA and XZMC became the fellow subsidiaries of the Company and under the common control of UCHC.

The combined financial statements were prepared as if they were under the common control of UCHC consummated on January 1, 2011. These combined statements were prepared for the presentation of investors only and do not purport to be indicative of the results that may be expected in the future.

(c)	Use of estimates

The preparation of the combined financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Company’s operations are mainly conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations in the PRC may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy. The Company’s major operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in government administration, governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

F-6

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(e)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(f)	Account receivable

Accounts receivable is carried at the net invoiced value charged to customer. The Company records an allowance for doubtful accounts to cover estimated credit losses. Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectability of outstanding accounts receivable. The Company evaluates the credit risk of its customers utilizing historical data and estimates of future performance.

(g)	Investments

The non-marketable equity security investments are presented at historical cost because the Company does not have significant influence over the underlying investments. These investments are subject to a periodic impairment review. To the extent any impairment is considered other-than-temporary, the investment is written down to its fair value and the loss is recorded as interest income and other, net.

(h)	Property and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	Over the lease terms
Machinery and equipment	5 years
Motor vehicles	5 years
Leasehold improvements	Over the lease terms
Furniture and office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(i)	Inventories

Inventories consist of finished goods, work in progress and raw materials, and stated at the lower of cost or market value. Substantially all inventory costs are determined using the weighted average basis. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead. The management regularly evaluates the composition of its inventory to identify slow-moving and obsolete inventories to determine if additional write-downs are required.

(j)	Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. In accordance with Accounting Standards Codification ASC 350 “Intangibles - Goodwill and Other”, goodwill is no longer subject to amortization. Rather, goodwill is subject to at least an annual assessment for impairment, applying a fair-value based test. Fair value is generally determined using a discounted cash flow analysis.

F-7

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(k)	Accounting for the impairment of long-lived assets

Impairment of Long-Lived Assets is evaluated for impairment at a minimum on an annual basis whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC 360-10 “Impairments of Long-Lived Assets”. An asset is considered impaired if its carrying amount exceeds the future net cash flow the asset is expected to generate. If an asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair market value. The recoverability of long-lived assets is assessed by determining whether the unamortized balances can be recovered through undiscounted future net cash flows of the related assets. The amount of impairment, if any, is measured based on projected discounted future net cash flows using a discount rate reflecting the Company's average cost of capital.

(l)	Revenue recognition

The Company recognizes revenue in accordance with ASC 605 “Revenue Recognition”. The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to PRC law, including factors such as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been complied with, and collectability is probable.

Revenue from maintenance contracts is recognized on a straight-line basis over the term of the maintenance contract, generally twelve months. The unearned portion of maintenance revenue is classified as deferred revenue and amortized over the life of the contract.

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

- Persuasive evidence of an arrangement exists;

- Delivery has occurred or services have been rendered;

- The seller’s price to the buyer is fixed or determinable; and

- Collection is reasonably assured.

(m)	Stock compensation

The Company may periodically issue shares of common stock for services rendered or for financing costs. Such shares are valued based on the market price of the shares on the transaction date.

The Company may periodically issue stock options to employees and stock options or warrants to non-employees in non-capital raising transactions for services and for financing costs.

ASC 718 "Compensation - Stock Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. may be classified as either equity or liabilities. The Company should determine if a present obligation to settle the share-based payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: (a) the option to settle by issuing equity instruments lacks commercial substance or (b) the present obligation is implied because of an entity's past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50 "Equity -Based Payments to Non-Employees". Measurement of share-based payment transactions with non-employees shall be based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the share-based payment transaction should be determined at the earlier of performance commitment date or performance completion date.

In accordance with ASC 718, the cost of stock options and warrants issued to non-employees is measured at the grant date based on the fair value of the award. The fair value of the stock-based award is determined using the Black-Scholes option-pricing model. The resulting amount is charged to expense on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

Stock options issued to non-employee directors at fair market value will be accounted for under the intrinsic value method.

The Company did not have any stock options outstanding during the year ended December 31, 2012 (2011: Nil). Accordingly, no pro forma financial disclosure is provided herein.

F-8

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(n)	Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

(o)	Advertising

The Company expensed all advertising costs as incurred. Advertising expenses included in selling expenses were $nil and $nil for the years ended December 31, 2012 and 2011 respectively.

(p)	Income taxes

The Company uses the accrual method of accounting to determine and report its taxable income and tax credit in the year in which they are available. However, the Company is selling agriculture product and is not subject to the current China Enterprise Income Tax.

(q)	Earnings per share

The Company computes net income (loss) per share in accordance with ASC 260 “Earnings Per Share” formerly SFAS No. 128. “Earnings Per Share”. ASC 260 requires presentation of both basic and diluted earnings per Share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

(r)	Foreign currency translation

The accompanying combined financial statements are presented in United States dollars. The functional currencies of the Company are Renminbi (RMB). The combined financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	December 31, 2012	December 31, 2011
Year end RMB : US$ exchange rate	6.3011	6.3523
Average yearly RMB : US$ exchange rate	6.3034	6.4554

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(s)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements. The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

F-9

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(t)	Recent accounting pronouncements

In January 2011, the FASB issued ASU 2011-01 an accounting pronouncement related to receivables (“FASB ASC Topic 310”). The amendments in this update temporarily delay the effective date of the disclosures about troubled debt restructurings in ASU 2010-20 for public entities. The delay is intended to allow the Board time to complete its deliberations on what constitutes a troubled debt restructuring. The effective date of the new disclosures about troubled debt restructurings for public entities and the guidance for determining what constitutes a troubled debt restructuring will then be coordinated. Currently, that guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011. The adoption of this pronouncement is not expected to have a material impact on our consolidated financial statements.

The FASB has issued Accounting Standards Update (ASU) No. 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring. The FASB believes the guidance in this ASU will improve financial reporting by creating greater consistency in the way GAAP is applied for various types of debt restructurings.

The ASU clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings.

In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. The amendments to FASB Accounting Standards Codification™ (Codification) Topic 310, Receivables, clarify the guidance on a creditor’s evaluation of whether it has granted a concession and whether a debtor is experiencing financial difficulties.

For public companies, the new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. For nonpublic entities, the amendments to the Codification in the ASU are effective for annual periods ending on or after December 15, 2012, including interim periods within those annual periods. Early application is permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements. The ASU is intended to improve financial reporting of repurchase agreements (“repos”) and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. In a typical repo transaction, an entity transfers financial assets to counterparty in exchange for cash with an agreement for the counterparty to return the same or equivalent financial assets for a fixed price in the future. FASB Accounting Standards Codification™ (Codification) Topic 860, Transfers and Servicing, prescribes when an entity may or may not recognize a sale upon the transfer of financial assets subject to repo agreements. That determination is based, in part, on whether the entity has maintained effective control over the transferred financial assets.

The amendments to the Codification in this ASU are intended to improve the accounting for these transactions by removing from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The guidance in the ASU is effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This ASU represents the converged guidance of the FASB and the IASB (the Boards) on fair value measurement. The collective efforts of the Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value.” The Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs.

The amendments to the FASB Accounting Standards Codification™ (Codification) in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. For nonpublic entities, the amendments are effective for annual periods beginning after December 15, 2011. Early application by public entities is not permitted. Nonpublic entities may apply the amendments in ASU 2011-04 early, but no earlier than for interim periods beginning after December 15, 2011.

F-10

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(t)	Recent accounting pronouncements (continued)

The FASB has issued Accounting Standards Update (ASU) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This ASU amends the FASB Accounting Standards Codification™ (Codification) to allow an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments to the Codification in the ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.

ASU 2011-05 should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment. ASU 2011-08 is intended to simplify how entities, both public and nonpublic, test goodwill for impairment. ASU 2011-08 permits an entity to first assess qualitative factors to determine whether it is "more likely than not" that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350, Intangibles-Goodwill and Other. The more-likely-than-not threshold is defined as having a likelihood of more than 50%.

ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

In September 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-09, Compensation-Retirement Benefits-Multiemployer Plans (Subtopic 715-80): Disclosures about an Employer’s Participation in a Multiemployer Plan. ASU 2011-09 is intended to address concerns from various users of financial statements on the lack of transparency about an employer’s participation in a multiemployer pension plan. Users of financial statements have requested additional disclosure to increase awareness of the commitments and risks involved with participating in multiemployer pension plans. The amendments in this ASU will require additional disclosures about an employer’s participation in a multiemployer pension plan. Previously, disclosures were limited primarily to the historical contributions made to the plans. ASU 2011-09 applies to nongovernmental entities that participate in multiemployer plans. For public entities, ASU 2011-09 is effective for annual periods for fiscal years ending after December 15, 2011. For nonpublic entities, ASU 2011-09 is effective for annual periods for fiscal years ending after December 15, 2012. Early adoption is permissible for both public and nonpublic entities. ASU 2011-09 should be applied retrospectively for all prior periods presented.

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-10, Property, Plant, and Equipment (Topic 360): Derecognition of in Substance Real Estate-a Scope Clarification. ASU No. 2011-10 is intended to resolve the diversity in practice about whether the guidance in Subtopic 360-20, Property, Plant, and Equipment—Real Estate Sales, applies to a parent that ceases to have a controlling financial interest (as described in Subtopic 810-10, Consolidation—Overall) in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. This Update does not address whether the guidance in Subtopic 360-20 would apply to other circumstances when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate. ASU 2011-10 should be applied on a prospective basis to deconsolidation events occurring after the effective date; with prior periods not adjusted even if the reporting entity has continuing involvement with previously derecognized in substance real estate entities. For public entities, ASU 2011-10 is effective for fiscal years, and interim periods within those years, beginning on or after June 15, 2012. For nonpublic entities, ASU 2011-10 is effective for fiscal years ending after December 15, 2013, and interim and annual periods thereafter. Early adoption is permitted.

F-11

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(u)	Recent accounting pronouncements (continued)

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU No. 2011-11 is intended to provide enhanced disclosures that will enable users of its financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position. This includes the effect or potential effect of rights of setoff associated with an entity’s recognized assets and recognized liabilities within the scope of this Update. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. ASU No. 2011-11 is intended to supersede certain pending paragraphs in Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, to effectively defer only those changes in Update 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to redeliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. All other requirements in ASU No. 2011-05 are not affected by ASU No. 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities should begin applying these requirements for fiscal years ending after December 15, 2012, and interim and annual periods thereafter.

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-01, Health Care Entities (Topic 954): Continuing Care Retirement Communities — Refundable Advance Fees. This ASU clarifies that an entity should classify an advance fee as deferred revenue when a continuing care retirement community has a resident contract that provides for payment of the refundable advance fee upon reoccupancy by a subsequent resident, which is limited to the proceeds of reoccupancy. Refundable advance fees that are contingent upon reoccupancy by a subsequent resident but are not limited to the proceeds of reoccupancy should be accounted for and reported as a liability. For public entities (including conduit bond obligors), the amendments in ASU No. 2012-01 are effective for fiscal periods beginning after December 15, 2012. For nonpublic entities, the amendments to the codification in the ASU are effective for fiscal periods beginning after December 15, 2013. Early adoption is permitted. The amendments in ASU No. 2012-01 should be applied retrospectively by recording a cumulative-effect adjustment to opening retained earnings (or unrestricted net assets) as of the beginning of the earliest period presented.

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-02, Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This ASU states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with Codification Subtopic 350-30, Intangibles—Goodwill and Other, General Intangibles Other than Goodwill. Under the guidance in this ASU, an entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. The amendments in this ASU are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

F-12

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

3.	AMOUNT DUE FROM RELATED PARTIES

Amount due from related parties were unsecured, interest free and repayable on demand. They comprised of the followings:

	2012	2011

Amount due from directors	$478,342	$695,589

	$478,342	$695,589

4.	ADVANCED TO EMPLOYEES

Advanced to employees are incurred in the purpose to provide cash to the employees for business travel on behalf of the Company.

5.           INVENTORIES

Inventories comprise of the following:

	2012	2011

Finished goods	$ 76,259	$ 414,048

Work in process	0	0

Raw materials and low value consumables	5,313	5,270

	81,572	419,318

Provision for obsolete stock	0	0

Net inventory	$ 81,572	$ 419,318

6.	PLANT AND EQUIPMENT, NET

Plant and equipment comprise the followings:

	2012	2011
At cost
Buildings	$0	$0
Machinery and equipment	77,448	76,824
Motor vehicles	200,298	198,684
Leasehold improvement	0	0
Furniture and office equipment	249,068	247,060

	$526,814	$522,568
Less: Accumulated depreciation	(481,742)	(403,171)
	$45,072	$119,397
Exchange difference	(9,901)	(6,543)
	$35,171	$112,854

Depreciation expenses were $78,571 and $117,712 for the years ended 2012 and 2011 respectively.

F-13

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

 (Stated in US Dollars)

7.	INTANGIBLES, NET

As of December 31, 2012, no provision of impairment has ever been provided for the intangible asset. Details of intangibles are as follows:

	2012	2011

Intangible assets, at cost	$9,225	$8,646

Less: accumulated amortization	(3,721)	(2,808)

	$5,504	$5,838
Exchange difference	(99)	(74)
Intangibles after amortization	$5,405	$5,764
Less: provision for impairment	0	0
Total intangibles, net	$5,405	$5,764

Amortization expense included in the general and administrative expenses for the years ended 2012 and 2011 were $913 and $851 respectively.

8.	AMOUNT DUE TO A RELATED PARTY

Amount due to a related party bear an annual interest rate of 8% initially and waived subsequently, with the UCHC common stock being pledged as collateral and repayable on demand.

	2012	2011
IMOT Information Technology (Shenzhen) Limited	$769,707	$574,595

	$769,707	$574,595

9. OTHER PAYABLES

Other payables are loans from unrelated parties without interest and collateral, and repayable on demand.

	2012	2011
Party A	$ 108	$ 107

Party B	621,858	616,846

Party C	158	157

Party D	$ 776,320	$ 770,062

	$ 1,398,444	$ 1,387,172

F-14

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(Stated in US Dollars)

10.	INCOME TAXES

The Company and its subsidiaries are undertaking agriculture product and business. Under the current China Enterprise Income Tax law, is not subject to the China Enterprise Income Tax.

11.	REGISTERED CAPTIAL

The registered capital of the Company was $455,111 (RMB 3,000,000).

12.	COMMITMENTS

Operating Leases - The Company has operating lease agreements for office premises, which expiring through December 2012 and 2011. Future minimum rental payments under agreements classified as operating leases with non-cancelable terms for the next one year and thereafter are as follows:

	Dec 31, 2012	Dec 31, 2011
Less than one year	$37,843	$36,873
Over one year	9,059	46,970

	$46,902	$83,843

Rental expense paid for the years ended 2012 and 2011 were $37,160 and $41,387 respectively.

13.	GOING CONCERN

As shown in the accompanying combined financial statements, the Company incurred a net loss of $257,232 and $399,125 for the year ended December 31, 2012 and 2011, respectfully, and has an accumulated deficit of $2,106,589 as of December 31, 2012. The Company will be required to raise additional capital to fund its operations, and will continue to attempt to raise capital resources from both related and unrelated parties until such time as the Company is able to generate revenues sufficient to maintain itself as a viable entity. These factors have raised substantial doubt about the Company's ability to continue as a going concern. There can be no assurances that the Company will be able to raise additional capital or achieve profitability. These combined financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company plans to strengthen its core business, control its overall expenditures and improve the efficiency of its operations.

14.	SUBSEQUENT EVENT

In preparing these financial statements, the Company evaluated the events and transactions that occurred from January 1, 2013 through June 30, 2013, the date these financial statements are issued. The Company has determined that there were no material subsequent events.

F-15

EXHIBIT 99.2 (b) The unaudited financial statements of Shaanxi Prosperous Agriculture Co., Ltd. and Xi’an Zoyo Management and Consulting Co., Ltd. for the three months ended March 31, 2013 and 2012

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.
COMBINED BALANCE SHEETS
AS AT MARCH 31, 2013 AND DECEMBER 31, 2012
(Stated in US Dollars)

	Notes	March 31, 2013	December 31, 2012
ASSETS		(Unaudited)	(Audited)
Current assets
Cash and cash equivalents	2(e)	$50,806	$91,212
Accounts receivable, net		211,582	48,143
Amount due from related parties	3	405,477	478,342
Advanced to employees	4	21,920	19,580
Other receivables and deposit		25,744	13,367
Advance to suppliers		66,973	0
Inventory	5	91,798	81,572
Total current assets		$874,300	$732,216

Plant and equipment, net	6	31,792	35,171
Intangible assets, net	7	5,203	5,405

TOTAL ASSETS		$911,295	$772,792

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable		$416,792	$170,468
Customers deposits		98,570	79,192
Amount due to a related party	8	773,944	769,707
Other payable	9	1,347,738	1,398,444
Amount due to employees		18,531	18,607
Business and other taxes payable		7	1,983
Total current liabilities		$2,655,582	$2,438,401
TOTAL LIABILITIES		$2,655,582	$2,438,401

COMMITMENTS	12

STOCKHOLDERS’ EQUITY
Registered Capital (RMB 3,000,000)	11	$455,111	$455,111
Non-controlled interest		35,140	43,173
Accumulated deficit		(2,167,684)	(2,106,589)
Accumulated other comprehensive income	2(s)	(66,854)	(57,304)

		$(1,744,287)	$(1,665,609)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$911,295	$722,792

See accompanying notes to combined financial statements

F-1

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED STATEMENTS OF OPERATION AND COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED MARCH 31, 2013 AND 2012

(Stated in US Dollars)

	Notes	March 31, 2013	March 31, 2012
		(Unaudited)	(Unaudited)
Net revenues	2(l)	$636,023	$144,441
Cost of net revenues		(516,164)	(32,972)

Gross profit		$119,859	$111,469
Selling, general and administrative expenses		(299,201)	(400,944)

Loss from operations		$(179,342)	$(289,475)

Interest income		92	35

Interest expense		0	(27,884)

Other income		0	808
		$(179,250)	$(316,516)

Unusual items

Foreign exchange reserve		(11,509)	(30,307)

Loss before income taxes and minority interests		$(190,759)	$(346,823)
Income taxes	10	0	0

Net loss before minority interests		$(190,759)	$(346,823)
Non-control interest		(18,009)	(16,325)

Net loss		$(172,750)	$(330,498)

Net loss per share:
-Basic and diluted		$(0.06)	$(0.11)

Weighted average registered capital
-Basic and diluted		3,000,000	3,000,000

See accompanying notes to combined financial statements

F-2

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED STATEMENTS OF OPERATION AND COMPREHENSIVE LOSS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(Stated in US Dollars)

	Notes	March 31, 2013	March 31, 2012
		(Unaudited)	(Unaudited)
Net revenues	2(l)	$260,926	$31,758
Cost of net revenues		(235,066)	(1,778)

Gross profit		$25,860	$29,980
Selling, general and administrative expenses		(95,226)	(128,328)

Loss from operations		$(69,366)	$(98,348)

Interest income		20	2

		$(69,346)	$(98,346)

Unusual items

Foreign exchange reserve		(9,332)	(8,586)

Loss before income taxes and minority interests		$(78,678)	$(106,932)
Income taxes	10	0	0

Net loss before minority interests		$(78,678)	$(106,932)
Non-control interest		(8,033)	(5,003)

Net loss		$(70,645)	$(101,929)

Net loss per share:
-Basic and diluted		$(0.02)	$(0.03)

Weighted average registered capital
-Basic and diluted		3,000,000	3,000,000

See accompanying notes to combined financial statements

F-3

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED STATEMENTS OF STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2012 AND THREE MONTHS ENDED MARCH 31, 2012

(Stated in US Dollars)

			Additional	Accumulated
			paid	Other
	Registered	Registered	In	comprehensive	Accumulated	Non-control
	capital	Capital (USD)	capital	Income/(loss)	deficit	interest	Total

Balance, January 1, 2012	3,000,000	$455,111	$0	$(45,420)	$(1,861,241)	$64,105	$(1,387,445)

Net (loss)/profit					(245,348)	(21,444)	(266,792)

Foreign currency translation Adjustment				(11,884)		512	(11,372)

Balance, December 31, 2012	3,000,000	$455,111	$0	$(57,304)	$(2,106,589)	$43,173	$(1,665,609)

Net (loss)/profit					(61,095)	(8,251)	(69,346)

Foreign currency translation adjustment				(9,550)		218	(9,332)

Balance, March 31, 2013	3,000,000	$455,111	$0	$(66,854)	$(2,167,684)	$35,140	$(1,744,287)

See accompanying notes to combined financial statements

F-4

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

COMBINED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED MARCH 31, 2013 AND 2012

(Stated in US Dollars)

	Note	2013	2012
		(Unaudited)	(Unaudited)
Cash flows from operating activities
Net loss		$(179,250)	$(316,516)
Provision for impairment on intangible assets
Amortization of intangible assets	7	694	660
Bad debts		0	6,049
Depreciation	6	25,715	86,616

Adjustments to reconcile net loss to net cash provided by operating activities:
Accounts receivable		(64,974)	(11,021)
Advanced to employees		(4,477)	4,675
Other receivables & deposit		(17,547)	112,277

Advances to suppliers		(66,810)	0
Inventory		160,841	(189,585)
Tax refund receivable		0	2,460
Accounts payable		221,709	32,190
Customers deposits		(227,376)	(160,496)
Other payables		(58,264)	104
Amount due to employees		4,130	(5,850)
Business and other taxes payable		(66)	1,610

Net cash (used in)/provided by operating activities		$(205,675)	$(436,827)

Cash flows from investing activities
Acquisition of plant and equipment		$0	$0
Acquisition of intangible assets		0	(504)

Net cash (used in)/provided by investing activities		$0	$(504)

Cash flows from financing activities
Advance from related parties		$219,911	$31,364
Advance to a related party		0	188,926
Bank loans		0	0
Net cash (used in)/provided by financing activities		$219,911	$220,290

Net (decrease) increase in cash and cash equivalents		$14,236	$(217,041)

Effect of foreign currency translation on cash and cash equivalents		(103)	5,149

Cash and cash equivalents- beginning of period		36,673	353,744

Cash and cash equivalents- end of period		$50,806	$141,852

Supplementary cash flow information:

Interest received		$92	$35

Interest expenses		$0	$(27,884)

See accompanying notes to combined financial statements

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Shaanxi Prosperous Agriculture Co., Ltd. (the “Company”) was registered in the Province of Shaanxi, China on June 2, 2007. The Company is undertaking chemical fertilizer wholesale business and agricultural products.

On June 20, 2013, the Company acquired 80% interest in Xi’an Zoyo Management Consulting Co. Ltd., (XZMC) a company registered in Shaanxi, China. XZMC provides enterprise consulting, marketing, distribution planning, corporate image building and computer graphic design and advertising design for small agricultural business.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

Shaanxi Prosperous Agriculture Co., Ltd. & Xi’an Zoyo Management Consulting Co. Ltd. (XZMC) maintain their general ledger and journals with the accrual method accounting for financial reporting purposes. The combined financial statements and notes are representations of management. Accounting policies adopted by the Companies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of combined financial statements, which are compiled on the accrual basis of accounting.

(b)	Basis of Presentation

On September 21, 2009, Shaanxi Prosperous Agriculture Co., Ltd. signed an Investment Cooperation Agreement with IMOT Information Technology (Shenzhen) Limited, a 100% subsidiary of Uni Core Holdings Corporation (‘UCHC’), a listed company in U.S.A. On June 30, 2013, the UCHC had completed the acquisition of the Company’s 51% ownership after performing audit. As a result, SPA and XZMC became the fellow subsidiaries of the Company and under the common control of UCHC.

The combined financial statements were prepared as if they were under the common control of UCHC consummated on January 1, 2011. These combined statements were prepared for the presentation of investors only and do not purport to be indicative of the results that may be expected in the future.

(c)	Use of estimates

The preparation of the combined financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Company’s operations are mainly conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations in the PRC may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy. The Company’s major operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in government administration, governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

F-6

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(e)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(f)	Account receivable

Accounts receivable is carried at the net invoiced value charged to customer. The Company records an allowance for doubtful accounts to cover estimated credit losses. Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectability of outstanding accounts receivable. The Company evaluates the credit risk of its customers utilizing historical data and estimates of future performance.

(g)	Investments

The non-marketable equity security investments are presented at historical cost because the Company does not have significant influence over the underlying investments. These investments are subject to a periodic impairment review. To the extent any impairment is considered other-than-temporary, the investment is written down to its fair value and the loss is recorded as interest income and other, net.

(h)	Property and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	Over the lease terms
Machinery and equipment	5 years
Motor vehicles	5 years
Leasehold improvements	Over the lease terms
Furniture and office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(i)	Inventories

Inventories consist of finished goods, work in progress and raw materials, and stated at the lower of cost or market value. Substantially all inventory costs are determined using the weighted average basis. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead. The management regularly evaluates the composition of its inventory to identify slow-moving and obsolete inventories to determine if additional write-downs are required.

(j)	Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. In accordance with Accounting Standards Codification ASC 350 “Intangibles - Goodwill and Other”, goodwill is no longer subject to amortization. Rather, goodwill is subject to at least an annual assessment for impairment, applying a fair-value based test. Fair value is generally determined using a discounted cash flow analysis.

F-7

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(k)	Accounting for the impairment of long-lived assets

Impairment of Long-Lived Assets is evaluated for impairment at a minimum on an annual basis whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC 360-10 “Impairments of Long-Lived Assets”. An asset is considered impaired if its carrying amount exceeds the future net cash flow the asset is expected to generate. If an asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair market value. The recoverability of long-lived assets is assessed by determining whether the unamortized balances can be recovered through undiscounted future net cash flows of the related assets. The amount of impairment, if any, is measured based on projected discounted future net cash flows using a discount rate reflecting the Company's average cost of capital.

(l)	Revenue recognition

The Company recognizes revenue in accordance with ASC 605 “Revenue Recognition”. The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to PRC law, including factors such as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been complied with, and collectability is probable.

Revenue from maintenance contracts is recognized on a straight-line basis over the term of the maintenance contract, generally twelve months. The unearned portion of maintenance revenue is classified as deferred revenue and amortized over the life of the contract.

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

- Persuasive evidence of an arrangement exists;

- Delivery has occurred or services have been rendered;

- The seller’s price to the buyer is fixed or determinable; and

- Collection is reasonably assured.

(m)	Stock compensation

The Company may periodically issue shares of common stock for services rendered or for financing costs. Such shares are valued based on the market price of the shares on the transaction date.

The Company may periodically issue stock options to employees and stock options or warrants to non-employees in non-capital raising transactions for services and for financing costs.

ASC 718 "Compensation - Stock Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. may be classified as either equity or liabilities. The Company should determine if a present obligation to settle the share-based payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: (a) the option to settle by issuing equity instruments lacks commercial substance or (b) the present obligation is implied because of an entity's past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50 "Equity -Based Payments to Non-Employees". Measurement of share-based payment transactions with non-employees shall be based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the share-based payment transaction should be determined at the earlier of performance commitment date or performance completion date.

In accordance with ASC 718, the cost of stock options and warrants issued to non-employees is measured at the grant date based on the fair value of the award. The fair value of the stock-based award is determined using the Black-Scholes option-pricing model. The resulting amount is charged to expense on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

Stock options issued to non-employee directors at fair market value will be accounted for under the intrinsic value method.

The Company did not have any stock options outstanding during the year ended December 31, 2012 (2011: Nil). Accordingly, no pro forma financial disclosure is provided herein.

F-8

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(n)	Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

(o)	Advertising

The Company expensed all advertising costs as incurred. Advertising expenses included in selling expenses were $nil and $nil for the years ended December 31, 2012 and March 31, 2013 respectively.

(p)	Income taxes

The Company uses the accrual method of accounting to determine and report its taxable income and tax credit in the year in which they are available. However, the Company is selling agriculture product and is not subject to the current China Enterprise Income Tax.

(q)	Earnings per share

The Company computes net income (loss) per share in accordance with ASC 260 “Earnings Per Share” formerly SFAS No. 128. “Earnings Per Share”. ASC 260 requires presentation of both basic and diluted earnings per Share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

(r)	Foreign currency translation

The accompanying combined financial statements are presented in United States dollars. The functional currencies of the Company are Renminbi (RMB). The combined financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	March 31, 2013	December 31, 2012
Year/Period end RMB : US$ exchange rate	6.2666	6.3011
Average yearly RMB : US$ exchange rate	0	6.3034

Three months average RMB : US$ exchange rate	6.2812	0

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(s)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements. The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

F-9

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(t)	Recent accounting pronouncements

In January 2011, the FASB issued ASU 2011-01 an accounting pronouncement related to receivables (“FASB ASC Topic 310”). The amendments in this update temporarily delay the effective date of the disclosures about troubled debt restructurings in ASU 2010-20 for public entities. The delay is intended to allow the Board time to complete its deliberations on what constitutes a troubled debt restructuring. The effective date of the new disclosures about troubled debt restructurings for public entities and the guidance for determining what constitutes a troubled debt restructuring will then be coordinated. Currently, that guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011. The adoption of this pronouncement is not expected to have a material impact on our consolidated financial statements.

The FASB has issued Accounting Standards Update (ASU) No. 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring. The FASB believes the guidance in this ASU will improve financial reporting by creating greater consistency in the way GAAP is applied for various types of debt restructurings.

The ASU clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings.

In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. The amendments to FASB Accounting Standards Codification™ (Codification) Topic 310, Receivables, clarify the guidance on a creditor’s evaluation of whether it has granted a concession and whether a debtor is experiencing financial difficulties.

For public companies, the new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. For nonpublic entities, the amendments to the Codification in the ASU are effective for annual periods ending on or after December 15, 2012, including interim periods within those annual periods. Early application is permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements. The ASU is intended to improve financial reporting of repurchase agreements (“repos”) and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. In a typical repo transaction, an entity transfers financial assets to counterparty in exchange for cash with an agreement for the counterparty to return the same or equivalent financial assets for a fixed price in the future. FASB Accounting Standards Codification™ (Codification) Topic 860, Transfers and Servicing, prescribes when an entity may or may not recognize a sale upon the transfer of financial assets subject to repo agreements. That determination is based, in part, on whether the entity has maintained effective control over the transferred financial assets.

The amendments to the Codification in this ASU are intended to improve the accounting for these transactions by removing from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The guidance in the ASU is effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This ASU represents the converged guidance of the FASB and the IASB (the Boards) on fair value measurement. The collective efforts of the Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value.” The Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs.

The amendments to the FASB Accounting Standards Codification™ (Codification) in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. For nonpublic entities, the amendments are effective for annual periods beginning after December 15, 2011. Early application by public entities is not permitted. Nonpublic entities may apply the amendments in ASU 2011-04 early, but no earlier than for interim periods beginning after December 15, 2011.

F-10

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(t)	Recent accounting pronouncements (continued)

The FASB has issued Accounting Standards Update (ASU) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This ASU amends the FASB Accounting Standards Codification™ (Codification) to allow an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments to the Codification in the ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.

ASU 2011-05 should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment. ASU 2011-08 is intended to simplify how entities, both public and nonpublic, test goodwill for impairment. ASU 2011-08 permits an entity to first assess qualitative factors to determine whether it is "more likely than not" that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350, Intangibles-Goodwill and Other. The more-likely-than-not threshold is defined as having a likelihood of more than 50%.

ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

In September 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-09, Compensation-Retirement Benefits-Multiemployer Plans (Subtopic 715-80): Disclosures about an Employer’s Participation in a Multiemployer Plan. ASU 2011-09 is intended to address concerns from various users of financial statements on the lack of transparency about an employer’s participation in a multiemployer pension plan. Users of financial statements have requested additional disclosure to increase awareness of the commitments and risks involved with participating in multiemployer pension plans. The amendments in this ASU will require additional disclosures about an employer’s participation in a multiemployer pension plan. Previously, disclosures were limited primarily to the historical contributions made to the plans. ASU 2011-09 applies to nongovernmental entities that participate in multiemployer plans. For public entities, ASU 2011-09 is effective for annual periods for fiscal years ending after December 15, 2011. For nonpublic entities, ASU 2011-09 is effective for annual periods for fiscal years ending after December 15, 2012. Early adoption is permissible for both public and nonpublic entities. ASU 2011-09 should be applied retrospectively for all prior periods presented.

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-10, Property, Plant, and Equipment (Topic 360): Derecognition of in Substance Real Estate-a Scope Clarification. ASU No. 2011-10 is intended to resolve the diversity in practice about whether the guidance in Subtopic 360-20, Property, Plant, and Equipment—Real Estate Sales, applies to a parent that ceases to have a controlling financial interest (as described in Subtopic 810-10, Consolidation—Overall) in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. This Update does not address whether the guidance in Subtopic 360-20 would apply to other circumstances when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate. ASU 2011-10 should be applied on a prospective basis to deconsolidation events occurring after the effective date; with prior periods not adjusted even if the reporting entity has continuing involvement with previously derecognized in substance real estate entities. For public entities, ASU 2011-10 is effective for fiscal years, and interim periods within those years, beginning on or after June 15, 2012. For nonpublic entities, ASU 2011-10 is effective for fiscal years ending after December 15, 2013, and interim and annual periods thereafter. Early adoption is permitted.

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(t)	Recent accounting pronouncements (continued)

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU No. 2011-11 is intended to provide enhanced disclosures that will enable users of its financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position. This includes the effect or potential effect of rights of setoff associated with an entity’s recognized assets and recognized liabilities within the scope of this Update. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.

In December 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. ASU No. 2011-11 is intended to supersede certain pending paragraphs in Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, to effectively defer only those changes in Update 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to redeliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. All other requirements in ASU No. 2011-05 are not affected by ASU No. 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities should begin applying these requirements for fiscal years ending after December 15, 2012, and interim and annual periods thereafter.

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-01, Health Care Entities (Topic 954): Continuing Care Retirement Communities — Refundable Advance Fees. This ASU clarifies that an entity should classify an advance fee as deferred revenue when a continuing care retirement community has a resident contract that provides for payment of the refundable advance fee upon reoccupancy by a subsequent resident, which is limited to the proceeds of reoccupancy. Refundable advance fees that are contingent upon reoccupancy by a subsequent resident but are not limited to the proceeds of reoccupancy should be accounted for and reported as a liability. For public entities (including conduit bond obligors), the amendments in ASU No. 2012-01 are effective for fiscal periods beginning after December 15, 2012. For nonpublic entities, the amendments to the codification in the ASU are effective for fiscal periods beginning after December 15, 2013. Early adoption is permitted. The amendments in ASU No. 2012-01 should be applied retrospectively by recording a cumulative-effect adjustment to opening retained earnings (or unrestricted net assets) as of the beginning of the earliest period presented.

In July 2012, FASB has issued Accounting Standards Update (ASU) No. 2012-02, Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This ASU states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with Codification Subtopic 350-30, Intangibles—Goodwill and Other, General Intangibles Other than Goodwill. Under the guidance in this ASU, an entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. The amendments in this ASU are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

F-12

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

3.	AMOUNT DUE FROM RELATED PARTIES

Amount due from related parties were unsecured, interest free and repayable on demand. They comprised of the followings:

	March 31, 2013	December 31, 2012

Amount due from directors	$405,477	$478,342

	$405,477	$478,342

4.	ADVANCED TO EMPLOYEES

Advanced to employees are incurred in the purpose to provide cash to the employees for business travel on behalf of the Company.

5.          INVENTORIES

Inventories comprise of the following:

	March 31, 2013	December 31, 2012

Finished goods	$ 60,154	$ 76,256

Work in process	0	0

Raw materials and low value consumables	31,644	5,312

	91,798	81,572

Provision for obsolete stock	0	0

Net inventory	$ 91,798	$ 81,572

6.	PLANT AND EQUIPMENT, NET

Plant and equipment comprise the followings:

	March 31, 2013	December 31, 2012
At cost
Buildings	$0	$0
Machinery and equipment	77,874	77,448
Motor vehicles	201,401	200,298
Leasehold improvement	0	0
Furniture and office equipment	250,439	249,068

	$529,714	$526,814
Less: Accumulated depreciation	(496,765)	(481,742)
	$32,949	$45,072
Exchange difference	(1,157)	(9,901)
	$31,792	$35,171

Depreciation expenses were $ 3,296 and $ 27,941for the three months ended March 31, 2013 and 2012 respectively.

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

7.	INTANGIBLES, NET

As of March 31, 2013 and December 31, 2012, no provision of impairment has ever been provided for the intangible asset. Details of intangibles are as follows:

	March 31, 2013	December 31, 2012

Intangible assets, at cost	$9,275	$9,225

Less: accumulated amortization	(4,063)	(3,721)

	$5,212	$5,504
Exchange difference	(9)	(99)
Intangibles after amortization	$5,203	$5,405
Less: provision for impairment	0	0
Total intangibles, net	$5,203	$5,405

Amortization expense included in the general and administrative expenses for the three months ended March 31, 2013 and 2012 were $209 and $200 respectively.

8.	AMOUNT DUE TO A RELATED PARTY

Amount due to a related party bear an annual interest rate of 8% initially but waive subsequently, with the UCHC common stock being pledged as collateral and repayable on demand.

	March 31, 2013	December 31, 2012
IMOT Information Technology (Shenzhen) Limited	$773,944	$769,707

	$773,944	$769,707

9. OTHER PAYABLES

Other payables are loans from unrelated parties without interest and collateral, and repayable on demand.

	March 31, 2013	December 31, 2012
Party A	$ 109	$ 108

Party B	566,877	621,858

Party C	159	158

Party D	$ 780,593	$ 776,320
	$ 1,347,738	$ 1,398,444

SHAANXI PROPEROUS AGRICULTURE CO., LTD. AND

XI’AN ZOYO MANAGEMENT AND CONSULTING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2012 AND MARCH 31, 2013

(Stated in US Dollars)

10.	INCOME TAXES

The Company and its subsidiaries are undertaking agriculture product and business. Under the current China Enterprise Income Tax law, is not subject to the China Enterprise Income Tax.

11.	REGISTERED CAPTIAL

The registered capital of the Company was $455,111 (RMB 3,000,000).

12.	COMMITMENTS

Operating Leases - The Company has operating lease agreements for office premises, which expiring through December 2012 and March 31, 2013. Future minimum rental payments under agreements classified as operating leases with non-cancelable terms for the next one year and thereafter are as follows:

	Mar 31, 2013	Dec 31, 2012
Less than one year	$38,243	$37,843
Over one year	0	9,059

	$38,243	$46,902

Rental expense paid for the years ended December 31, 2012 and period ended March 31, 2013 were $37,160 and $9,845 respectively.

13.	GOING CONCERN

As shown in the accompanying combined financial statements, the Company incurred a net loss and has an accumulated. The Company will be required to raise additional capital to fund its operations, and will continue to attempt to raise capital resources from both related and unrelated parties until such time as the Company is able to generate revenues sufficient to maintain itself as a viable entity. These factors have raised substantial doubt about the Company's ability to continue as a going concern. There can be no assurances that the Company will be able to raise additional capital or achieve profitability. These combined financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company plans to strengthen its core business, control its overall expenditures and improve the efficiency of its operations.

14.	SUBSEQUENT EVENT

In preparing these financial statements, the Company evaluated the events and transactions that occurred from April 1, 2013 through July 11, 2013, the date these financial statements are issued. The Company has determined that there were no material subsequent events.

EXHIBIT 99.2 (c) The pro forma financial information for the three and nine months ended March 31, 2013 of the Uni Core Holdings Corporation and its subsidiaries concerning the Acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following unaudited pro forma condensed combined statement of operations of Uni Core Holdings Corporation, (“UCHC”) or the ("Company") gives effect to the merger of UCHC and Shaanxi Prosperous Agriculture Company Limited ("SPA") as if such transaction occurred at the beginning of the periods presented. The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2013 is derived from the unaudited financial statements of UCHC and SPA for the nine months ended March 31, 2013. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2013 is derived from the unaudited financial statements of UCHC and SPA for the three months ended March 31, 2013.

The unaudited pro forma condensed combined balance sheet at March 31, 2013 gives effect to the Merger of UCHC and SPA as if such transaction occurred on July 1, 2012. The unaudited pro forma condensed combined balance sheet is derived from the historical balance sheets of UCHC and SPA as of March 31, 2013.

The unaudited pro forma condensed combined financial data do not reflect the effects of any anticipated changes to be made by UCHC in its operations from the historical operations and are presented for informational purposes only and should not be construed to be indicating (i) the results of operations or the financial position of UCHC that actually would have occurred had the proposed merger been consummated as of the dates indicated or (ii) the results of operation or the financial position of UCHC in the future.

The proposed Merger is expected to be accounted for as a merger and acquisition and it is the intention of the parties to continue the operations of UCHC and its subsidiaries, and SPA and subsidiary as UCHC subsidiaries.

The following pro forma condensed combined financial data and notes are qualified in their entirety by reference to, and should be read in conjunction with, "Management's Discussion and Analysis of Financial Condition and Results of Operation” of UCHC, the consolidated financial statements and notes thereto of UCHC and Prosperous and other historical information included elsewhere in this filing.

Uni Core Holdings Corporation

Unaudited Pro forma Condensed Combined Balance Sheet

As of March 31, 2013

	UCHC	SPA	Adjustments		Pro Forma
Assets
Cash and cash equivalents	$116,702	$50,806		$-	$167,508
Accounts receivable, net	1,694,204	211,582	(1)	(773,944)	1,131,842
Deposits, prepayment and other receivables	513,979	114,637	(2)	(477,000)	151,616
Amount due from related company	653,930	405,477			1,059,407
Other loans receivables	102,735	0			102,735
Inventory	497,096	91,798			588,894
Unlisted investment	285,953	0			285,953
Plant and equipment net	3,504,611	31,792			3,536,403
Intangible assets, net	0	5,203			5,203
Goodwill	0	0	(3)	1,780,527	1,780,527
Total assets	$7,369,210	$911,295		$529,583	$8,810,088

Liabilities and stockholders’ deficit
Accounts payable	$3,425,671	$416,792			3,842,463
Accrued liabilities and other payable	2,967,622	1,366,269			4,333,891
Customer deposit	0	98,570			98,570
Advance from a shareholder	341,956	773,944	(1)	(773,944)	341,956
Convertible promissory notes	368,622	0			368,622
Short term Loan	5,352,918	0			5,352,918
Business and other taxes payable	0	7			7

Total liabilities	$12,456,789	$2,655,582		$(762,944)	$14,349,427
NET ASSETS	$(5,087,579)	$(1,744,287)		$1,303,527	$(5,508,539)

Stockholders’ equity:
Common stock/Register Capital	6,505,608	455,111	(2)	(455,111)	6,505,608
Paid-in capital	54,847,999	0	(2)	(21,889)	56,606,637
			(3)	1,780,527
Accumulated deficit	(67,998,204)	(2,167,684)			(70,165,888)
Accumulated other comprehensive loss	1,557,018	(66,854)			1,490,164
Non-controlling interest	0	35,140			35,140
Total stockholders’ (deficit)/equity	$(5,087,579)	(1,744,287)		1,303,527	(5,508,539)

Uni Core Holdings Corporation

Unaudited Pro forma Condensed Combined Statement of Operations

For the Nine Months Ended March 31, 2013

	UCHC	SPA	Adjustments		Pro Forma
Net sales	$8,309,745	$636,023	$		$8,945,768

Cost of revenue	(7,857,609)	(516,164)			(8,373,773)

Gross profit (loss)	452,136	119,859			571,995

Selling, general and administrative expenses	(2,060,067)	(299,201)			(2,359,268)

Income (loss) from operations	(1,607,931)	(179,342)			(1,787,273)

Other income (expenses)	(576,571)	92			(576,479)

Income (loss) from operations before income taxes	(2,184,502)	(179,250)			(2,363,752)

Income tax provision	0	0			0

Net income (loss)	(2,184,502)	(179,250)			(2,363,752)

Disposal of subsidiaries	(4,584,798)	0			(4,585,798)

Income (Loss) before dividend	(6,769,300)	(179,250)			(6,948,550)

Foreign currency translation gain(loss)	0	(11,509)			(11,509)

Income(Loss) before non-controlling interest	(6,769,300)	(190,759)			(6,960,059)

Non-controlling interest	0	(18,009)			(18,009)

Comprehensive loss	$(6,769,300)	$(172,750)	$		$(6,942,050)

Per share information – basic and fully diluted:
Weighted average shares outstanding	5,288,027,383	3,000,000		(3,000,000)	5,288,027,383
Net earnings (loss) per share, basic	(0.0013)	(0.06)			$(0.0013)

Uni Core Holdings Corporation

Unaudited Pro forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2013

	UCHC	SPA	Adjustments		Pro Forma

Net sales	$1,537,980	$260,926		$-	$1,798,906

Cost of sales	(1,278,218)	(235,066)			(1,513,284)

Gross profit (loss)	259,762	25,860			285,622

Selling, general and administrative expenses	(382,494)	(95,226)			(477,720)

Income (loss) from operations	(122,732)	(69,366)			(192,098)

Other income (expenses)	(114,967)	20			(114,947)

Income (loss) from operations before income taxes	(237,699)	(69,346)			(307,045)

Income tax provision	0	0			0

Net income (loss)	(237,699)	(69,346)			(307,045)

Disposal of subsidiaries	(6,613)	0			(6,613)

Net income(loss)	(244,312)	(69,346)			(313,658)

Foreign currency translation gain(loss)	0	(9,332)			(9,332)

Net income before non-controlling interest	(244,312)	(78,678)			(322,990)
Non-controlling interest	0	(8,033)			(8,033)

Comprehensive loss	$(244,312)	$(70,645)	$		$(314,957)

Per share information – basic and fully diluted:
Weighted average shares outstanding	5,288,027,383	3,000,000		(3,000,000)	5,288,027,383
Net earnings (loss) per share, basic	(0.00005)	(0.03)			$(0.00006)

Uni Core Holdings Corporation

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Description of the Transaction

On June 30, 2013, Uni Core Holdings Corporation, a Wyoming corporation (“UCHC”), completed the acquisition process of an Investment Cooperation Agreement (the “Agreement”) with the shareholders (the “Investors”) of Shaanxi Prosperous Agriculture Company Limited, a Shaanxi China corporation ("SPA") who are the owners of one hundred percent (100%) of the outstanding shares of SPA. Pursuant to the terms of the Agreement, the shareholders agreed to exchange 51% of registered capital of SPA on their hand which represented 51% of registered capital of SPA owned by the Investors, and UCHC agreed to exchange 51% of SPA with 11,000,000 share of UCHC common stock (approximate US$1,100 as at June 30, 2013) in full value as consideration. At the time of closing under the Agreement, the Investors will transfer 51% ownership of such registered capital to IMOT Information Technology (Shenzhen) Limited (“IMOT”), and UCHC issued a total of 11,000,000 share of UCHC common stock to the Investors in exchange for their SPA registered capital. The effect of the transaction will be to make SPA and its subsidiaries 51% owned subsidiaries of UCHC, and to cause a change of control of SPA. Following the closing, there will be no change of control in UCHC. The transaction is being accounted for as a “stock acquisition,” since the stockholders of SPA will obtain common shares following the completion of the transaction. UCHC is the legal and accounting acquirer in this merger and acquisition. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the transaction will be the combination of UCHC and SPA and its subsidiary, and will be recorded at the historical cost basis since the fair market value of SPA is closed to its historical value. After completion of the transaction, UCHC’s consolidated financial statements will include the assets and liabilities of UCHC, SPA and its subsidiary, and the shareholders’ equity of UCHC; the historical operations of UCHC, SPA and its subsidiary, and the operations of UCHC, SPA and its subsidiary from the closing date of the transaction.

Note 2. Presentation

The Pro forma condensed consolidated financial statements gives effect to the transaction as if occurred at the beginning of the periods presented.

Note 3. Adjustments

The Pro-forma Condensed Combined Financial Statements consist of three adjustments and were listed and explained below:

(1)

The first adjustment was provided to eliminate $773,944 inter-company debts between IMOT and SPA.

(2)

The second adjustment was provided to eliminate the $477,000 deposit in IMOT and $455,111 registered capital of SPA and $21,889 paid in capital of the pro-forma group.

(3)

The third adjustment was provided to record the estimated goodwill $1,780,527 as of March 31, 2013 derived from the acquisition of SPA against the paid in capital of the pro-forma group.